SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              --------------------


       Date of Report (Date of earliest event reported): January 22, 2007
                                                         ----------------

                           NewMarket Technology, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                         00-27917                65-0729900
          ------                         --------                ----------
(State of Incorporation or       (Commission File Number)     (I.R.S. Employer
       Organization)                                         Identification No.)

         14860 Montfort Drive, Suite 210
                          Dallas, Texas                             75254
                          -------------                             -----
      (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (972) 386-3372
                                                           --------------

Copies to:
                              Andrea Cataneo, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act
    (17 CFR 240.14z-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On January 22, 2007, NewMarket Technology, Inc. and Paragon Financial Corporation entered into a binding Letter of Intent pursuant to which Paragon Financial Corporation would acquire NewMarket's Latin American operations. Paragon Financial Corporation in exchange for the issuance to NewMarket of preferred stock with voting rights which would give it voting control over 90% of the outstanding equity of Paragon Financial. A copy of the Letter or Intent is attached hereto as Exhibit 99.1.


ITEM 7.01 Regulation FD Disclosure

     The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

     On January 24, 2007, the Company issued a press release announcing the binding Letter of Intent for the Sale of UniOne Consulting Ltda. to Paragon Financial Corporation. The text of the press release is attached hereto as
Exhibit 99.2.


Item 9.01 -  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)   Exhibits


EXHIBITS                    DESCRIPTION
--------                    -----------

99.1 Letter of Intent for the Sale of UniOne Consulting Ltda., to Paragon Financial Corporation

99.2                        Press Release dated January 24, 2007

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 25, 2007
                                     NEWMARKET TECHNOLOGY, INC.

                                     By: /s/ Philip Verges
                                     ------------------------------------------
                                     Philip Verges
                                     Chief Executive Officer






                                  EXHIBIT INDEX



Exhibit No.                 Description of Document
-----------                 -----------------------

99.1 Letter of Intent for the Sale of UniOne Consulting Ltda., to Paragon Financial Corporation

99.2                        Press Release dated January 24, 2007